;

Exhibit 99
[Centra Financial Holdings, Inc. logo]
To Our Stockholders:
We report to you from a position of strength: 2005 was a very good year.
•	Total assets increased over $100 million

•	Profitability nearly doubled

•	Total deposits increased nearly $100 million

•	Total loans increased $67 million

•	Loan delinquency remained at an industry low of .06%

•	Capital remained strong at 6.15% of total assets
Total assets grew 24% to $551 million at December 31, 2005 compared to $442 million at December 31, 2004. Total loans grew 17% to $463 million at December 31, 2005 from $397 million at December 31, 2004. Deposits grew 26% to $485 million at December 31, 2005 from $386 million at December 31, 2004. Net income for the fourth quarter of 2005 was $1,102,000 up 60% from the $690,000 net income for the fourth quarter of 2004. Net income for 2005 was $3,987,000 up 99% from the $2,004,000 income of 2004.
In addition to this balance sheet and income statement growth, we significantly strengthened our market share position in both the Morgantown and Martinsburg regions.
At the November board meeting, your board of directors voted to declare a 10% stock dividend to be issued to stockholders of record on December 2, 2005, the second stock dividend for our company. The dividend was payable January 3, 2006 and certificates representing the additional shares were mailed out on that date.
Your company now has over 700 stockholders. We have 172 employees who manage over 36,000 accounts. We operate from eight offices in two of the highest growth markets in the East. Centra is well positioned to compete in these growing segments because we deliver what our customers want. We improve their lives and their businesses by providing the simple, reliable service that they need to operate more efficiently and effectively. And, we do this by staying at the forefront of banking and its associated technology.
Throughout the year, Centra has remained committed to the traditional fundamentals of our business; value for our stockholders and service for our customers. I believe the future belongs to those who balance vision with fundamentals and financial discipline with investment.
In a strongly competitive environment, Centra is committed to striking this balance by working hard for our stockholders and customers today and in the future.
Your comments and suggestions are always welcome.
Sincerely,
/s/ Douglas J. Leech
Douglas J. Leech
Chairman
President and CEO

Assets
(in thousands)

March	472,097
June	495,246
September	523,516
December	550,756

Loans
(in thousands)

March	417,557
June	438,583
September	445,322
December	463,496

Deposits
(in thousands)

March	415,447
June	438,912
September	463,249
December	484,532

Quarterly net income
(in thousands)

March	836
June	989
September	1,060
December	1,102

Centra Financial Holdings, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in Thousands, except Per Share Data)
(Unaudited)

	Year Ended December 31,		Quarter Ended December 31,
	2005	2004	2005	2004
Interest income
Loans, including fees	$28,064	$19,280	$8,030	$5,642
Loans held for sale	164	112	46	39
Securities available-for-sale	781	459	318	138
Interest-bearing bank balances	96	33	34	14
Federal funds sold	425	130	276	52

Total interest income	29,530	20,014	8,704	5,885

Interest expense
Deposits	10,300	6,609	3,307	1,834
Short-term borrowed funds	423	116	137	55
Long-term debt	565	121	158	108

Total interest expense	11,288	6,846	3,602	1,997

Net interest income	18,242	13,168	5,102	3,888

Provision for loan losses	1,341	2,160	340	597

Net interest income after provision for loan losses	16,901	11,008	4,762	3,291

	Year Ended December 31,		Quarter Ended December 31,
	2005	2004	2005	2004
Other income
Service charges on deposit accounts	903	865	238	226
Other service charges and fees	898	674	236	190
Secondary market income	1,002	815	243	248
Security losses	(247)	—	(168)	—
Other	332	143	114	34

Total other income	2,888	2,497	663	698

Other expense
Salary and employee benefits	6,247	4,759	1,466	1,292
Occupancy expense	1,379	969	375	245
Equipment expense	1,216	1,076	344	271
Advertising	855	553	254	203
Professional fees	391	403	68	146
Data processing	809	864	286	172
Other	2,568	1,726	895	549

Total other expense	13,465	10,350	3,688	2,878

Net income before income tax	6,324	3,155	1,737	1,111

Income tax expense	2,337	1,151	635	421

Net income	$3,987	$2,004	$1,102	$690

Basic earnings per share	$1.42	$0.71	$0.39	$0.25
Diluted earnings per share	$1.32	$0.68	$0.36	$0.23
Weighted average shares outstanding — basic	2,809,646	2,807,757	2,812,746	2,807,757
Weighted average shares outstanding — diluted	3,012,444	2,947,206	3,036,316	2,947,194

Centra Financial Holdings, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in Thousands, except Per Share Data)
(Unaudited)

	December 31	December 31
	2005	2004
Assets
Cash and due from banks	$11,162	$9,632
Interest-bearing deposits in other banks	1,634	1,569
Federal funds sold	10,633	2,144

Total cash and cash equivalents	23,429	13,345

Available-for-sale securities, at estimated fair value (amortized cost of $49,736 in 2005 and $22,800 in 2004)	49,748	23,386

Loans, net of unearned	463,496	396,914
Allowance for loan losses	(6,907)	(6,394)

Net loans	456,589	390,520

Premises and equipment	9,264	7,098

Loans held for sale	1,507	1,285

Other Assets	10,219	6,650

Total assets	$550,756	$442,284

	December 31	December 31
	2005	2004
Liabilities
Deposits
Non-interest bearing	$63,627	$54,559
Interest-bearing	420,905	331,263

Total deposits	484,532	385,822

Short-term borrowings	18,536	14,507

Long-term debt	10,000	10,000

Other liabilities	3,815	2,210

Total Liabilities	516,883	412,539

Stockholders’ equity
Preferred stock, $1 par value, 1,000,000 authorized, none issued	—	—
Common stock, $1 par value, 50,000,000 authorized, 2,817,309 and 2,552,506 issued and outstanding, respectively	2,817	2,552
Additional paid-in capital	25,016	25,185
Accumulated earnings	6,033	2,046
Accumulated other comprehensive income (loss)	7	(38)

Total equity	33,873	29,745

Total liabilities and stockholders’ equity	$550,756	$442,284

Assets
(in thousands)

2000	76,794
2001	155,560
2002	266,236
2003	349,833
2004	442,284
2005	550,756

Loans
(in thousands)

2000	42,419
2001	118,419
2002	186,737
2003	295,925
2004	396,914
2005	463,496

Deposits
(in thousands)

2000	62,900
2001	128,334
2002	214,868
2003	302,355
2004	385,822
2005	484,532

Quarterly net income
(in thousands)

2000	(1,486)
2001	(896)
2002	925
2003	1,964
2004	2,004
2005	3,987

Quarterly net income
(in thousands)

2000	(1,486)
2001	(896)
2002	925
2003	1,860
2004	3,155
2005	6,324

MORGANTOWN

Suncrest 304-598-2000	Waterfront 304-292-2000

Cheat Lake 304-284-8630	Sabraton 304-284-8000
BOARD OF DIRECTORS

JULIAN E. BAILES	MARK R. NESSELROAD*
Chairman, Department	Chief Executive Officer
of Neurosurgery	Glenmark Holdings LLC
WVU School of Medicine

LAURENCE DeLYNN	PARRY PETROPLUS*
Retail Consultant	President, Petroplus & Associates

ARTHUR GABRIEL*	MILAN PUSKAR*
President	Chairman,
Gabriel Brothers, Inc.	Mylan Labs, Inc.

DOUGLAS J. LEECH*	THOMAS P. ROGERS
President & Chief Executive Officer	Chairman & CEO
Centra Financial Holdings, Inc.	Thoughtfulness, Inc.
& Centra Bank

ROBERT E. LYNCH, JR.	PAUL T. SWANSON*
Vice-President	Chairman
Davis-Lynch Glass Co.	CWS Inc., and Swanson Plating

PAUL F. MALONE	RITA D. TANNER
Physician	Realtor, Dorsey & Kiger Realtors
President, Morgantown ENT Clinic

BERNARD G. WESTFALL*
Retired President & CEO
WV United Health Systems
*Director of Centra Financial Holdings, Inc.
MARTINSBURG

Foxcroft 304-262-6500	Williamsport Pike 304-260-9207
South Berkeley
304-229-4500
BOARD OF DIRECTORS

MANUEL P. ARVON	MICHAEL B. KELLER
Superintendent-Berkeley	Attorney
County School System	Bowles Rice McDavid Graff & Love

KENNETH L. BANKS, DDS	DOUGLAS J. LEECH*
General Dentistry	President & Chief Executive Officer
Centra Financial Holdings, Inc.

JAMES W. DAILEY, II* Chairman W. Harley Miller Contractors Vice-Chairman Farmers & Mechanics Mutual Insurance Co.	ROBERT A. McMILLAN* President Jefferson Distributing Company

DEBORAH J. DHAYER	JEFFREY S. PETRUCCI
Owner	President Heiston Supply Inc.
Eddies Tire Service

TERRY W. HESS	D. SCOTT ROACH
Chairman & CEO	President, R.M. Roach & Sons, Inc.
Vita Specialty Foods, Inc.

ROBERT S. STRAUCH, M.D.
Surgeon
*Director of Centra Financial Holdings, Inc.